                                                                      Exhibit 20

                  Volkswagen Credit Auto Master Owner Trust,
                                 Series 2000-1
--------------------------------------------------------------------------------

                     Distribution Date Statement: December 20, 2000

     a. Aggregate Amount of Collections                                  $329,208,745.93
        Aggregate Amount of Non-Principal Collections                      $5,017,406.78
        Aggregate Amount of Principal Collections                        $324,191,339.15
        Pool Balance                                                     $673,549,896.90
        Residual Participation Amount                                     $173,549,896.9
        Excess Funding Account                                                     $0.00

     b. Series Allocation Percentage                                              100.00%
        Floating Allocation Percentage                                             74.23%
        Principal Allocation Percentage                                              N/A

     c. Total Amount Distributed on Series 2000-1                          $2,822,395.83

     d. Amount of Such Distribution Allocable to Principal on 2000-1               $0.00

     e. Amount of Such Distribution Allocable to Interest on 2000-1        $2,822,395.83

     f. Noteholder Default Amount                                                  $0.00

     g. Required Subordinated Draw Amount                                          $0.00

     h. Noteholder Charge Offs                                                     $0.00
        Amounts of Reimbursements                                                  $0.00

     i. Monthly Servicing Fee                                                $561,291.58
        Noteholder Monthly Servicing Fee                                     $416,666.67

     j. Controlled Deposit Amount                                                  $0.00

     k. Series 2000-1 Invested Amount at end of period (Gross)           $500,000,000.00
        Outstanding Principal Balance                                    $500,000,000.00

     l. Available Subordinated Amount                                     $81,871,466.10

     m. Carry-over Amount                                                          $0.00

     n. Reserve Account Balance                                            $1,750,000.00

     o. Principal Funding Account Balance                                          $0.00
        Yield Supplement Account Balance                                   $1,750,000.00

VW CREDIT, INC.--SERVICER                                                 Page 1
18-Dec-00
           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                Monthly Servicer Report Input and Summary Page
                ----------------------------------------------

TRANSACTION SUMMARY
-------------------
                                                    From              To        Days
                                                    ----              --        ----
Current Interest Period                          11/20/2000       12/19/2000     30

Series Allocation Percentage                             100.00%
Initial Principal Balance                       $500,000,000.00
Outstanding Principal Balance                   $500,000,000.00
Principal Balance of Receivables for
Determination Date                              $690,900,420.07
Amount Invested in Receivables on Series
Issuance Date                                   $500,000,000.00
Initial Invested Amount                         $500,000,000.00
Invested Amount at the Beginning of Period      $500,000,000.00
Series 2000-1 Invested Amount at End of
Period (Gross)                                  $500,000,000.00
Required Subordinated Amount                    $ 81,871,466.10
Excess Funding Account                                    $0.00
Series 2000-1 Invested Amount at End of
Period (net of EFA)                             $500,000,000.00
Available Subordinated Amount (previous
period)                                         $ 75,613,538.65
Incremental Subordinated Amount (previous
period)                                         $ 27,668,333.17

RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
--------------------------------------------

Yield Supplement Account Initial Deposit        $  1,750,000.00
Yield Supplement Account Beginning Balance      $  1,750,000.00
Yield Supplement Account Required Amount        $  1,750,000.00

Reserve Account Initial Deposit                 $  1,750,000.00
Reserve Account Required Amount                 $  1,750,000.00
Reserve Account Beginning Balance               $  1,750,000.00

Outstanding Carryover Amount - Beginning
Balance                                         $          0.00
Withdrawal from Yield Supplement Account        $          0.00
Outstanding Carryover Amount - Ending Balance   $          0.00
Yield Supplement Account Balance - Ending
Balance                                         $  1,750,000.00
Yield Supplement Account Deposit Amount         $          0.00

Withdrawal from Reserve Account                 $          0.00
Reserve Account Ending Balance                  $  1,750,000.00
Reserve Account  Deposit Amount                 $          0.00

1-month LIBOR Rate (annualized)                       6.6187500%
Certificate Coupon (annualized)                          6.7738%
Prime Rate (annualized)                               9.5000000%
Servicing Fee Rate (annualized)                           1.000%
Excess Spread                                         1.3662500%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period         $644,509,727.93
Pool Balance at the Ending of Period            $673,549,896.90
Average Aggregate Principal Balance             $659,029,812.42
Aggregate Principal Collections                 $324,191,339.15
New Principal Receivables                       $353,240,436.68
Receivables Added for Additional Accounts       $          0.00
Noteholder Default Amount                       $          0.00
Net Losses                                      $          0.00
Noteholder Charge-offs                          $          0.00
Miscellaneous Paymnets (Adjustments and
Transfer deposit amounts)                       $          0.00
Non-Principal Collections & Inv. Proceeds
treated as Available Noteholder Principal
Collections                                     $          0.00
Monthly Interest Accrued, but not paid          $          0.00
Ineligible Receivables                          $          0.00
Excess Funding Account at Date of
Determination                                   $          0.00
Defaulted Receivables in Ineligible and
Overconc. Accounts                              $          0.00
MISCELLANEOUS DATA
------------------
Recoveries on Receivables Written Off           $          0.00
Spread Over/Under Prime for Portfolio                     -0.36%
Weighted Average Interest Rate                             9.14%
Previously waived Monthly Servicing Fee         $          0.00


PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------

Net losses as a % of Avg. Receivables Balance (annualized)             0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------

Used Vehicle Receivables' Balance                           $ 30,014,454.49
Used Vehicle Percentage                                               4.456%
Used Vehicle Percentage During Last Collection Period                 4.974%
Early Amortization Event?                                   NO
Largest Dealer or Dealer Affiliation Balance                $ 30,808,757.06
Largest Dealer Percentage                                             4.780%

Aggregate Principal Amount of Receivables of Dealers
over 2%                                                     $ 41,703,128.55

SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                             $329,208,745.93
Aggregate Amount of Non-principal Collections
(including insurance proceeds & rebates)                    $  5,017,406.78
Investment Proceeds                                         $     18,709.38
Aggregate Amount of Principal Collections                   $324,191,339.15
Asset Receivables Rate                                                7.805%
Use Asset Receivables Rate?                                 NO
Carryover Amount (this Distribution Date)                        N/A

PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                                  49.19%
Previous Collection Period Monthly Payment Rate                       55.99%
Monthly Payment Rate 2 collection periods ago                         57.49%
3-month Average Payment Rate                                          54.23%
Early Amortization Event?                                   NO


ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                                    YES
Last Day of Revolving Period                                N/A
Invested Amount as of Last Day of Revolving Period          N/A
Accumulation Period Length (months)                         N/A
First Accumulation Date                                    TO BE DETERMINED
Expected Final Payment Date                                 N/A
Required Participation Percentage                                    104.00%
Principal Funding Account Balance                           $          0.00
Principal Payment Amount                                    $          0.00
Controlled Accumulation Amount                              $          0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
-----------------------------------------

Noteholders
-----------
1.  Monthly Noteholder Interest Distribution                $  2,822,395.83
2.  Noteholder Monthly Servicing Fee Distribution           $    416,666.67
3.  Reserve Account Deposit Amount Distribution             $          0.00
4.  Noteholder Default Amount Distribution                  $          0.00
5A  Unreimbursed Noteholder Charge-offs (net of Series
    Allocable Misc. Pmts)                                   $          0.00
5B. Reinstate reductions in Series 2000-1 Available
    Subord. Amount                                          $          0.00
6.  Outstanding Carryover Amount Distribution               $          0.00
7.  Yield Supplement Account Deposit Amount Distribution    $          0.00
8.  Previuosly waived Monthly Servicing Fee Distribution    $          0.00
            Excess Servicing                                $    485,536.67

DEFICIENCY AMOUNT
-----------------
Deficiency Amount                                           $          0.00
Required Subordinated Draw Amount                           $          0.00
EXCESS FUNDING ACCOUNT
----------------------
Withdrawals to purchase Receivables (Since Issuance Date)   $          0.00
Additions in connection with a reduction in Receivables     $          0.00
Transfers to Principal Funding Account                      $          0.00

VW CREDIT, INC. -- SERVICER                                               Page 2
     18-Dec-00

           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                                    Summary
                                    -------

                Collections                  Accrual        Distribution
                -----------                  -------        ------------
From:              20-Nov-00
To:                19-Dec-00
Days:                     30

  LIBOR Rate      6.6187500%
  (1 month)

Series #             1       Active
VCI Rating:         N/A


              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                        Series                                          Required           Required         Outstanding
Series     Series     Allocation      Invested       Subordinated    Participation     Participation           Note
Number      Name      Percentage       Amount           Amount         Percentage          Amount             Balance
------      ----      ----------       ------           ------         ----------          ------             -------
        Trust                      $500,000,000.00   $81,871,466.10       N/A         $601,871,466.10
     1 Series 2000-1   100.00%     $500,000,000.00   $81,871,466.10     104.00%       $601,871,466.10     $500,000,000.00

VW CREDIT, INC. -- SERVICER                                               Page 3
18-Dec-00
           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                             SERVICING CERTIFICATE
                             ---------------------

INITIAL AMOUNTS                                                                  EXCESS SPREAD CALCULATION
---------------                                                                  -------------------------
Initial Invested Amount                   $500,000,000.00                        Weighted Average Rate Charged to Dealers    9.140%
Invested Amount                           $500,000,000.00                        LIBOR                                       6.619%
Controlled Accumulation Amount            $          0.00                        Note Rate (LIBOR+15.5 b.p.)                 6.774%
Required Subordinated Amount              $ 81,871,466.10                        Servicing Fee Rate                          1.000%
Annualized Servicing Fee Rate                        1.00%                       Investor Net Losses                         0.000%
                                                                                                                             ------
First Controlled Accumulation Date        TO BE DETERMINED                       Excess Spread                               1.366%
Accumulation Period Length (months)             N/A
Expected Final Payment Date                     N/A
Initial Settlement Date                         10-Aug-00
Required Participation Percentage                  104.00%
Subordinated Percentage                            9.5890%

SERIES 2000-1 MONTHLY REPORTING
-------------------------------
                                                                                    Required             Excess
                                           Series 2000-1           Invested       Subordinated           Funding
Principal Receivables                          Total                Amount           Amount              Amount
---------------------                          -----                ------           ------              ------
Series Allocation Percentage                  100.00%
Beginning Balance                         $500,000,000.00       $500,000,000.00  $81,871,466.10           $0.00
  Floating Allocation Percentage               74.23%                74.23%
  Principal Allocation Percentage               N/A                   N/A

Principal Collections                     $324,191,339.15       $324,191,339.15             N/A             N/A
New Principal Receivables                 $353,240,436.68       $353,240,436.68             N/A             N/A
Principal Default Amounts                 $          0.00       $          0.00             N/A             N/A
Receivables Added for Additional Accounts $          0.00       $          0.00             N/A             N/A
Controlled Deposit Amount                 $          0.00                   N/A             N/A             N/A

"Pool Factor"                                                     100.00000000%

Ending Balance                            $500,000,000.00       $500,000,000.00  $81,871,466.10           $0.00
  Floating Allocation Percentage              74.23%                74.23%


Non-Principal Receivables
-------------------------

Non-Principal Collections                 $  3,724,599.17
Recoveries on Receivables Written Off     $          0.00
Investment Proceeds                       $     18,709.38

VW CREDIT, INC. -- SERVICER                                               Page 4
18-Dec-00

           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                             SERVICING CERTIFICATE
                             ---------------------


Subordinated Amount & Reserve Fund                          Current           Previous
----------------------------------                          -------           --------
Available Subordination Amount (Previous)                 $75,613,538.65    $82,284,009.53
  Required Subordination Draw Amount                               $0.00             $0.00
  Reserve Account Funds to Noteholder Default Amount               $0.00             $0.00
Non-principal Collections & Inv. Proceeds treated                  $0.00             $0.00
as Available Noteholder Principal Collections                      -----             -----

(1) Subtotal                                              $75,613,538.65    $82,284,009.53
(2) Subordination Percentage* Series 2000-1               $47,945,205.48    $47,945,205.48
Invested Amount

(a) lower of (1) or (2)                                   $47,945,205.48    $47,945,205.48
(b) Incremental Subordinated Amount (previous                      $0.00             $0.00
period)
(c) Incremental Subordinated Amount                       $33,926,260.62    $27,668,333.17
(d) Payments from Excess Funding Account to                        $0.00             $0.00
Residual Interestholder

Available Subordinated Amount                             $81,871,466.10    $75,613,538.65

  Overconcentration Amount                                $41,703,128.55    $32,544,330.54

Beginning Reserve Account Balance                          $1,750,000.00     $1,750,000.00
Reserve Account Required Amount                            $1,750,000.00     $1,750,000.00
Withdrawal from Reserve Account                                    $0.00             $0.00
Reserve Account Deposit Amount                                     $0.00             $0.00
Ending Reserve Account Balance                             $1,750,000.00     $1,750,000.00

Required Non-Principal Distributions
------------------------------------

Available Non-Principal Collections                        $5,017,406.78     $4,982,753.55
  Noteholder Non-Principal Collections                     $3,724,599.17     $3,865,537.89
  Residual Interestholder Non-Principal                    $1,292,807.61     $1,117,215.66
Collections
Investment Proceeds                                        $   18,709.38     $   19,273.70
Reserve Fund Balance                                       $1,750,000.00     $1,750,000.00
                                                           -------------     -------------
Total Non-Principal Available                              $6,786,116.16     $6,752,027.25

Interest Shortfall                                                 $0.00             $0.00
Additional Interest                                                $0.00             $0.00
Carry-over Amount                                                  $0.00             $0.00
Carry-over Shortfall                                               $0.00             $0.00
Additional Interest on Carry-over Shortfall                        $0.00             $0.00

Monthly Servicing Fee                                      $  561,291.58     $  537,091.44
Noteholder Monthly Servicing Fee                           $  416,666.67     $  416,666.67